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                                                                   EXHIBIT 10.17

                          EMPLOYEE STOCK PURCHASE PLAN

                                       OF

                               THE WMF GROUP LTD.



1.      PURPOSE OF THE PLAN AND DEFINITIONS

        1.1    PURPOSE.  The purpose of this Employee Stock Purchase Plan
("the Plan") of The WMF Group, Ltd. (the "Company") is to promote the success of The WMF Group, Ltd. by promoting a close identity between the interests of all employees and stockholders by awarding to such employees certain opportunities to acquire a stock ownership in the Company:

        To accomplish these purposes, this Plan provides a means whereby each employee who is not eligible for participation in the Key Employee Incentive Plan is eligible to purchase at a nominal value 25 Shares, and each employee including those eligible to participate in the Key Employee Incentive Plan, will have an option to acquire up to 1,000 Shares for a price of $9.15 per share, which options shall be exercisable for 10 business days commencing upon the effectiveness of an appropriate registration statement under the Securities Act.

        1.2 DEFINITIONS. For purposes of this Plan, the following terms have the following meanings:

        "AFFILIATE" means a parent or subsidiary entity, to be interpreted in accordance with the comparable terms "parent" and "subsidiary" corporation in the applicable provisions (currently Section 424) of the Code at the time this definition is being applied.

        "AWARD" means any award under this Plan, including those set forth in
Section 2 hereof.

        "BOARD" means the Board of Directors of the Company.

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

        "COMMISSION" means the Securities and Exchange Commission and any successor agency.

        "COMMITTEE" has the meaning given it in Section 4.1.

        "COMMON SHARES" or "SHARES" means common share of beneficial interest of the Company, par value $0.01 per share.

        "COMPANY" has the meaning given it in Section 1.1.

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        "DIRECTOR" means a person duly elected or appointed and serving as a
Director of the Company in accordance with the by-laws of the Company.

        "ELIGIBLE PERSON" means every person who, at or as of the Grant Date, is
(a) an Employee of the Company or an Affiliate of the Company, or (b) someone whom the Committee designates as eligible for an Award because the person (i) performs bona fide consulting, origination, correspondent, or advisory services for the Company or an Affiliate of the Company (other than services in connection with the offer or sale of securities in a capital-raising transaction) and (ii) has a direct and significant effect on the financial development of the Company or an Affiliate of the Company, shall be eligible to receive Awards hereunder

        "EMPLOYEE" has the meaning ascribed to it for purposes of Section 3401(c) of the Code and the Treasury Regulations adopted under that Section.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

        "GRANT DATE" means the date of "Share Distribution" as that term is defined the appropriate registration statement of the Shares under the Securities Act.

        "NON-EMPLOYEE DIRECTOR" means a person who qualifies as a "Non-Employee Director" as defined in Rule 16b-3 and an "outside director" as defined in Treasury Regulation 1.162-27(e)(3) and any successor Treasury Regulation.

        "OPTION" means an option granted under Section 2.

        "PARTICIPANT" means an eligible person who is granted an Award.

        "PLAN" means this Employee Stock Purchase Plan.

        "RULE 16B-3" means Rule 16b-3 adopted under Section 16(b) of the Exchange Act or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 or successor rule, as that paragraph or clause may thereafter be amended.

        "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

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2.      PURCHASE PLAN

        2.1 TWENTY-FIVE SHARES AT PAR VALUE.    Each Eligible Person, who
has not been designated by the Company to participate in the Key Employee Incentive Plan, has the non-transferable option to purchase 25 Shares from the Company at a price per share equal to the par value of the stock. Unless the Company is otherwise advised by the Eligible Person that he or she does not wish to participate, the Company shall issue the 25 Shares to such Eligible Person within the option period.

        2.2 ONE THOUSAND SHARES AT $9.15. Each Eligible Person has the non-transferable option to purchase up to 1,000 Shares from the Company at a price per share equal to $9.15.

        2.3 TIME LIMIT. The options awarded in Section 2.1 and 2.2 shall be exercisable for 10 business days commencing upon the Grant Date.

3.      SHARES SUBJECT TO THE PLAN

        The number of Shares reserved for issuance under this Plan shall be as determined by the Committee.


4.      ADMINISTRATION

        4.1 COMMITTEE. This plan shall be administered by a committee (the "Committee") appointed by the Board. The Committee shall be constituted so that, as long as Shares are registered under Section 12 of the Exchange Act, each member of the Committee shall be a Non-Employee Director. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board; provided, however, the Committee shall not consist of fewer than two persons.

        4.2 COMMITTEE'S POWERS. Subject to the express provisions of this Plan and Rule 16b-3 (so long as it is applicable), the Committee shall have the authority, in its sole discretion: (a) to adopt, amend and rescind administrative and interpretive rules and regulation relating to the Plan; (b) to determine the eligible persons to whom, and the time or times at which, Award shall be granted; (c) to construe the Plan; (d) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided, however, that the Committee may not delegate its duties with respect to making or exercising discretion with respect to Awards to eligible persons if such delegation would cause Awards not to qualify for the exemptions provided by Rule 16b-3 (unless the Board expressly determines not to have Awards under the Plan comply with Rule 16b-3); (e) to reinstitute the Awards described in Sections 2.1 and 2.2 without regard to the limitations set forth in Section 2.3; provided, however the purchase price per share shall be the fair market value, (f) to make determinations of the fair market value of Shares and (g) to make all other determinations, perform all other acts and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial


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acts and responsibilities as the Committee deems appropriate. Subject to Rule
16b-3 (so long as it is applicable), the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award in the manner and to the extent it deems necessary or desirable to implement the Plan, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 4.2 shall be final and conclusive. In addition, notwithstanding any provision of this Plan to the contrary, the Committee may not in any manner exercise discretion under the Plan with respect to any Awards made to or with Non-Employee Directors.

        4.3 TERM OF PLAN No Awards shall be granted under this Plan after 10 years from the Effective Date of this Plan.


5.      SECURITY LAWS

        Nothing in this Plan or in any Award, shall require the Company to issue any Shares with respect to any Award if, in the opinion of counsel for the Company, that issuance could constitute a violation of the Securities Act, any other law or the rules of any applicable securities exchange or securities association then in effect. As a condition to the grant or exercise of an Award, the Company may require the Participant (or, in the event of the Participant's death, the Participant's legal representatives, heirs, legates or distributes) to provide written representations concerning the Participant's (or such other person's) intentions with regard to the retention or disposition of the Shares covered by the Award and written covenants as to the manner of disposal of such Shares as may be necessary or useful to ensure that the grant, exercise or disposition will not violate the Securities Act, and other law or any rule of any applicable securities exchange or securities association then in effect. The Company shall not be required to register any Shares under the Securities Act or register or qualify any Shares under any state or other securities laws.


6.      AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

        The Board may at any time amend, suspend or discontinue this Plan without shareholder approval, except as required by applicable law; provided, however, that no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any Award previously granted, without the Participant's consent, except to conform this Plan and Awards granted to the requirements of federal or other tax laws including without limitation Section 422 of the Code and/or ERISA, or to the requirements of Rule 16b-3. The Board may choose to require that the Company's shareholders approve any amendment to this Plan in order to satisfy the requirements of
Section 422 of the Code, Rule 16b-3 or for any other reason.

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7.      SEVERABILITY

        If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining portions of the Plan, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. Such an illegal or invalid provision shall be replaced by a revised provision that most nearly comports to the substance of the illegal or invalid provision.


8.      EFFECTIVE DATE

        This Plan was originally adopted by the Board of Directors on October 14, 1997. It was approved in that form by the holders of the Company's voting shares on October 14, 1997 (the earlier of which is the "Effective Date").


        I hereby certify that the foregoing is a full, true and correct copy of the Employee Stock Purchase Plan of The WMF Group, Ltd., a Delaware Corporation, as in effect on the date hereof.

        Witness my hand and the seal of the Corporation.


Dated:  October 14, 1997                  /s/ BARBARA EKSTROM
        -------------------------         ----------------------------------
                                          Barbara Ekstrom, Secretary

        (SEAL)



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